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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)        January 18, 2002
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                               F.N.B. CORPORATION
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             (Exact name of registrant as specified in its charter)



             Florida                     0-8144                 25-1255406
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  (State or other jurisdiction   (Commission File Number)     (IRS Employer
        of incorporation)                                   Identification No.)



F.N.B. Center, 2150 Goodlette Road North, Naples, Florida          34102
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         (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code        (941) 262-7600
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          (Former name or former address, if changed since last report)
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         This Current Report on Form 8-K/A is being filed to amend Item 7 of the
Form 8-K filed by the Registrant with the Securities and Exchange Commission on February 28, 2002 to include the financial statements of Promistar Financial Corporation ("Promistar") and the pro forma financial information reflecting the pro forma effect on the Registrant of its acquisition of Promistar .

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Financial Statements and Pro Forma Financial Information

         (a)      Financial Statements of Business Acquired

                  The financial statements of Promistar as of December 31, 2000 and 1999 and for each of the three years ended December 31, 2000, 1999 and 1998 are incorporated by reference to Item 14 of the Form 10-K filed by Promistar with the SEC for its fiscal year ended December 31, 2000. The financial statements of Promistar as of September 30, 2001 and 2000 and for the nine months ended September 30, 2001 and 2000 are incorporated by reference to Item 1 of the Form 10-Q filed by Promistar with the SEC for its fiscal quarter ended September 30, 2001.

         (b)      Pro Forma Financial Information

                  The unaudited pro forma combined condensed financial information for each of the three years ended December 31, 2000, 1999 and 1998 is incorporated by reference to the Registration Statement on Form S-4 of the Registrant (Registration Statement No. 333-66548). The unaudited pro forma combined condensed financial information as of and for the nine months ended September 30, 2001 is filed herewith as
                  Exhibit 99.2.

         Exhibits

         The following exhibits are included in this Report:

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
         (*)2.1 The Merger Agreement (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus contained in the Registration Statement and to Exhibit 2.1 to FNB's Current Report on Form 8-K filed June 14, 2001).

         (*)99.1 Press release issued January 18, 2002 announcing completion of the Merger.

         99.2 Unaudited pro forma combined condensed balance sheet as of September 30, 2001 and statement of income for the nine months ended September 30, 2001.
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(*) Previously filed.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                               F.N.B. CORPORATION



                               By: /s/ John D. Waters
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                                   John D. Waters
                                   Vice President and Chief Financial Officer


Dated: March 29, 2002